SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2011 (March 4, 2011)

NETWORK 1 FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

(Exact name of registrant as specified in its charter)

Delaware	001-14753	11-3423157
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2 Bridge Avenue, 4th Floor	07701
Red Bank, NJ	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 758-9001

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Network 1 Financial Group, Inc. (formerly known as International Smart Sourcing, Inc.), a Delaware corporation (the “Company”) acknowledges that this Current Report on Form 8-K as well as other filings with the Securities and Exchange Commission (“SEC”) and the Company’s releases issued to the public contain various statements relating to future results, including certain projections and business trends. These statements constitute “Forward-Looking Statements.”

Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, future events or performance and underlying assumptions and other statements that are other than statements of historical facts. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitations, management’s examination of historical operating trends, data contained in the Company’s records and other data available from third parties, but there can be no assurance that management’s expectations, beliefs or projections will be achieved or accomplished. Certain risks and uncertainties may cause actual results to be materially different from projected results contained in forward-looking statements in this Current Report and in other disclosures. Finally, the Company’s future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in the Company’s other filings with the SEC. Actual results may differ materially from those expressed or implied by forward-looking statements.

Item 3.02                      Unregistered Sale of Equity Securities

On March 4, 2011, Network 1 Financial Group, Inc. (the “Company”) issued 9 million shares of $0.001 par value Company common stock to Windex Capital, LLC (“Windex”).  As consideration for such shares, Windex paid $360,000 in cash.  The sale was exempt from registration pursuant to Regulation D, promulgated under the Securities Act of 1933, because Windex is an accredited investor.  Attached hereto as Exhibit 10.1, and incorporated by this reference as though fully set forth herein, is the Subscription Agreement (Private Placement Securities Purchase Agreement) memorializing the transaction (the “SPA”).

The Company now has 47,635,057 shares of common stock outstanding.  Windex owns or controls 9,000,000 shares of the Company’s common stock, constituting 18.89% of the outstanding shares.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the SPA, Mr. Vincent LaBarbara was appointed as a Director and member of the Company’s compensation committee.  Mr. LaBarbara has more than 20 years of experience in general management, acquisitions, and financial investments.  Mr. LaBarbara currently serves as a Managing Director at Network 1 Financial Securities, Inc.  Prior to his current position, Mr. LaBarbara served as President and Chief Executive Officer Skyebanc, a registered broker dealer specializing in private equity transactions.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Subscription Agreement (Private Placement Securities Purchase Agreement), by and between Network 1 Financial Group, Inc. and Windex Capital, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2011

NETWORK 1 FINANCIAL GROUP, INC.

By:	/s/ Damon Testaverde
Damon Testaverde
President